The
                                        Gannett
                                  [LOGO]Welsh &
                                        Kotler
                                        Funds
--------------------------------------------------------------------------------
                                GW&K Equity Fund
--------------------------------------------------------------------------------
                        GW&K Government Securities Fund
--------------------------------------------------------------------------------

                                 ANNUAL REPORT
                               September 30, 1999


THE GANNETT WELSH & KOTLER FUNDS
222 Berkeley Street
Boston, Massachusetts 02116

BOARD OF TRUSTEES
Arlene Zoe Aponte-Gonzalez
Benjamin H. Gannett
Morton S. Grossman
Harold G. Kotler
Timothy P. Neher
Josiah A. Spaulding, Jr.
Allan Tofias

INVESTMENT ADVISER
GANNETT WELSH & KOTLER, INC.
222 Berkeley Street
Boston, Massachusetts 02116
(617) 236-8900

TRANSFER AGENT
COUNTRYWIDE FUND SERVICES, INC.
P.O. Box 5354
Cincinnati, Ohio  45201-5354

SHAREHOLDER SERVICE
Nationwide: (Toll-Free) 888-GWK-FUND
                       (888-495-3863)

LETTER FROM THE PRESIDENT                                       NOVEMBER 5, 1999
================================================================================

Dear Shareholders,

The Federal Reserve (Fed) has economic powers that go far beyond raising or lowering short-term interest rates. One such power is the ability to adjust the margin requirement, altering how much an investor can borrow against his/her assets. The current 50% margin requirement allows individuals to borrow up to 50% of the value of their portfolio. A move to raise the margin requirement above 50% would reduce the borrowing threshold. This particular Fed policy of preserving the current margin requirement is of critical importance today because the appreciation enjoyed by stock investors is being converted into consumer spending, and ultimately into asset inflation.

The Fed margin requirement, or Regulation T, has not been used as a fiscal policy tool since January 3, 1974, when it was reduced from 65% to 50%. Prior to that date, however, the margin requirement was frequently used as a tool of Fed policy, as illustrated below.

FEDERAL RESERVE BANK INITIAL MARGIN REQUIREMENTS
PERCENT OF TOTAL VALUE REQUIRED TO PURCHASE STOCK

        EFFECTIVE       RATE    EFFECTIVE       RATE
        ---------       ----    ---------       ----
        10/15/34 ...... 45%     01/16/58 ...... 50%
        02/01/36 ...... 55%     08/05/58 ...... 70%
        11/01/37 ...... 40%     10/16/58 ...... 50%
        02/05/45 ...... 50%     07/28/60 ...... 70%
        07/05/45 ...... 75%     07/10/62 ...... 90%
        01/21/46 ...... 100%    11/06/63 ...... 70%
        02/01/47 ...... 75%     05/08/68 ...... 60%
        03/30/49 ...... 60%     05/06/70 ...... 65%
        01/17/51 ...... 75%     12/06/71 ...... 55%
        02/20/53 ...... 60%     11/24/72 ...... 65%
        01/14/55 ...... 60%     01/03/74 ...... 50%
        04/23/55 ...... 70%

Chairman Greenspan has been concerned about an overvalued stock market dating back to his December 1996 "irrational exuberance" comment. Given the stock market's explosive 80% growth since then, it is surprising he has elected not to use this powerful tool to slow the market's advance. Our concern is not so much the increase in the value of the securities themselves as it is the use of these values, i.e. the increase in consumer spending.

LETTER FROM THE PRESIDENT (CONTINUED)                           NOVEMBER 5, 1999
================================================================================

According to a recent Merrill Lynch study, broker-dealer credit is now 2% of the GDP, the highest level ever, representing $160 billion and close to 1.5% of total stock value (Chart 1). Consumer debt has increased at an annualized rate of 9.6% through August 1999 compared to 5.4% for last year. It is clear that investors are borrowing assets to consume. Consequently, consumption growth is outstripping income growth by 2% per month. Borrowing - credit creation - is the only way this can occur. The consumer is enjoying the "wealth effect" of the stock market, and using the balance sheet (assets) to finance consumption instead of the more traditional reliance on the income statement (personal income). In its desire to "fight inflation," the Fed raises interest rates applying pressure to both domestic and international economies. However, the only inflationary spiral we are experiencing is one of asset values, not prices.

CHART 1
BROKER/DEALER CREDIT
ABSOLUTE LEVEL, AND AS A PERCENT OF GDP (SOURCE: MERRILL LYNCH)

[GRAPHIC OMITTED]

While the Fed's unwillingness to change the margin requirement could, in itself, have a major negative impact on the securities industry, the principal risks are twofold. The first risk is that borrowing on stocks is done on a pre-tax basis, while consumption takes place after tax. An investor who borrows on margin is at greater financial risk if security values fall as he must repay the loan with after-tax dollars. The second risk is that when the market goes through a normal corrective cycle, consumption will be materially impacted, as the private sector's

LETTER FROM THE PRESIDENT (CONTINUED)                           NOVEMBER 5, 1999
================================================================================

financial deficit as a percentage of the GDP is at historical highs. Thus, when the U.S. and world economies face retrenchment, problems could arise similar to those experienced by real estate investors in the 1980's when debt levels remained intact while asset values eroded.

So if the Federal Reserve is worried about overvaluation of stocks, as it apparently has been for years, why haven't they increased the margin requirement? Any increase in the amount of unborrowed dollars required in a portfolio would reduce speculation and overconsumption. Instead, the Fed is attempting to use short-term rates as its policy tool, which so far has had little effect on the economy. However, rising short-term rates creates discomfort in both the bond and stock markets. As this uncertainty grows, so does insecurity in the future direction of the stock market. New daily price lows run far ahead of new daily price highs. More stocks are going down than are going up and fewer stocks are holding up the average (Microsoft now represents 4% of the total value of the S&P 500).

Despite the current uncertainty, we believe inflation will stay low and, with the Federal government running a surplus, bond rates will ultimately turn back down resulting in higher bond prices. Remember that it was only a year ago that the Fed increased the money supply in fear of a worldwide collapse. That expansion also found its way into asset values, contributing to the rise in stock market values and asset inflation. Now money supply growth is being curtailed. We believe the Fed will look to bring interest rates back to where they were early last year, prior to the three 1/4 point reductions in the Fed Funds rate.

We view these times with caution. However, we pride ourselves on our disciplined expertise in both bonds and stocks and our consistent application of our strategies. Our promise to you is that we continue to be one of the very best independent investment managers in the country, providing both personal service and the highest commitment to investment results.

Harold G. Kotler, CFA
President

GW&K EQUITY FUND
LETTER TO SHAREHOLDERS                                          NOVEMBER 5, 1999
================================================================================

Dear Fellow Shareholders,

This Annual Report is the third for the GW&K Equity Fund. As we write to you, the stock market has completed a year of dramatic performance. A year ago, the Russian financial crisis and the bailout of Long Term Capital dominated the financial news and stocks reflected the uncertainty. A strong U.S. economy and the continued absence of inflation quickly blew these clouds away. Rising earnings and the strongest productivity gains in history propelled stocks higher.

At the end of the September 30, 1999 fiscal year for the GW&K Equity Fund, net assets stood at a record $61 million, compared with $47 million a year ago. Net new investment totaled approximately $1 million for the past twelve months. The Fund experienced net redemptions late in 1998. Since April 1999, we have had net purchases.

The Fund's total return (price change and reinvested distributions) for the year ended September 30, 1999, was 28.62%, ahead of both the Standard & Poor's 500 Index, up 27.80%, and the Russell 2000 Index of smaller companies, which gained 19.07%. Compared with the Morningstar Growth and Income group, whose average return was 20.93%, your Fund placed 107 out of 776 funds, or in the 14th percentile. Your Fund has been placed into a new objective category by Lipper Analytical Services, the Multi-Cap Core group, which showed an average return of 25.29%. Our return placed us 91st out of the 341 funds in this category, or in the 27th percentile.

For the past quarter, the Fund declined by -5.47%, less than the -6.25% and -6.32% results for the S&P 500 and the Russell 2000 indices, respectively. Your Fund's quarterly return was in the 20th percentile measured against the Morningstar Growth and Income group's average return of -7.72% and above the Lipper Multi-Cap Core group's average of 6.38%, or in the 40th percentile.

A year ago, for the twelve months ending September 30, 1998, the Russell 2000 Index of small company stocks was off almost 20%, while the S&P 500 was ahead by almost 10%. This was the widest spread in history for these two groups of stocks. The businesses of many of the smaller companies that we held were making good progress. It was a bit puzzling that their returns were so far behind the larger and better-known companies. Sure enough, for the past twelve months, small company stocks delivered some of the highest returns among holdings in your Fund. And today, many of the conditions that existed a year ago prevail. Less well-known, smaller companies whose earnings have

GW&K EQUITY FUND
LETTER TO SHAREHOLDERS (CONTINUED)                              NOVEMBER 5, 1999
================================================================================

grown consistently sell at price/earnings ratios that are a fraction of that of the S&P 500, and some price/earnings ratios are below ten. We look for the relative performance gap to continue narrowing.

During the fiscal year, we trimmed back some positions whose valuations seemed generous compared with expectations for future growth and we eliminated others. The net result will be a modest capital gain distribution, payable at the end of November.

We like our classification in the new Lipper Multi-Cap Core designation, as it much more closely captures the investment approach your Fund has always taken. For example, many studies of long-term returns show that smaller companies provide higher and, yes, more consistent results. Yet, for more than a decade, indices led by larger companies have produced higher returns. Since we do not think anyone knows how these two groups of stocks will behave in the future, we think it makes sense to own both. Similarly, many other studies provide evidence of the superior returns a value investment approach produces. Recent results have been dramatically different. Again, looking for good businesses whose stocks have value characteristics makes sense. Turning to economic sectors, while technology stocks have led returns this year, many analysts are providing sound arguments why other sectors offer better future returns. Your Fund's approach is to use rigorous research to find stocks that represent many of these disparate ideas. When blended together, we hope the portfolio holdings will produce results year in and year out that meet your expectations.

Sincerely,

Edward B. White, CFA, CIC
GW&K Equity Fund
Portfolio Manager

GW&K GOVERNMENT SECURITIES FUND
LETTER TO SHAREHOLDERS                                          NOVEMBER 5, 1999
================================================================================

Dear Fellow Shareholders,

We are pleased to report on the status of the GW&K Government Securities Fund for the fiscal year ended September 30, 1999. The net asset value of the Fund decreased over the twelve-month period, reflecting the effects of principal paydowns, higher interest rates and reduced sector allocation. Shares of the Fund decreased slightly to 3.05 million, down from 3.49 million as of September 30, 1998 due primarily to reduced sector allocation among managed accounts at GW&K.

The bond market is experiencing one of its weakest periods in history. The yield on the 10-year Treasury bond, a benchmark for mortgage pricing, moved from 4.42% on September 30, 1998 to 5.88% on September 30, 1999. Interest rates have been steadily moving higher due to continued strength of the U.S. economy and subsequent Fed tightening. The healthy economy has kept home sales quite strong which in turn has placed upward pressure on mortgage prepayments. Going into the fourth quarter of the calendar year, higher rates have begun to both slow housing activity and refinancing opportunities, which suggest a potential slowing of prepayments.

The net asset value per share on September 30, 1999 was $9.76, $0.36 lower than it was on September 30, 1998. Although the Fund's share price declined, its dividend distribution rate increased to 7.40%, which has satisfied our objective of substantial current income flow. As a result, the total return of the Fund was 3.68% for the fiscal year, compared to the Lehman Brothers 1-3 year U.S. Government Bond Index return of 3.19% over the same period.

At Gannett Welsh & Kotler, we continue to search for value within the premium mortgage-backed sector. In the past year we added $8.83 million in new mortgage-backed pools, while only selling $3.09 million. As of September 30, 1999, we continued to hold one pool of home equity loans worth $0.40 million. This type of security is not government guaranteed, but is rated AAA, and may be backed by private insurance. We will continue to look for additional types of securities that meet the maturity and income requirements for the Fund, while also exhibiting reduced prepayment risk.

Sincerely,

David M. Carter
GW&K Government Securities Fund
Portfolio Manager

                                GW&K EQUITY FUND

          Comparison of the Change in Value since August 1, 1991* of a $10,000 Investment in the GW&K Equity Fund, the S&P 500 Index
                          and the Russell 2000 Index.

--------------------------------------------------------------------------------
                                             Sept 99
                                             -------
GW&K Equity Fund                             $33,837
S&P 500 Index                                $39,987
Russell 2000 Index                           $27,941

--------------------------------------------------------------------------------
                                GW&K Equity Fund
                          Average Annual Total Return

                      1 Year    5 Years   From Inception*
                      28.62%     20.65%       16.10%

Past performance is not indicative of future performance.
--------------------------------------------------------------------------------

* Combines the performance of the Fund, since its commencement of operations on December 10, 1996, and the performance of GW&K Equity Fund, L.P. for periods prior to December 10, 1996. It should be noted that: (1) the Fund's quoted performance data includes performance for periods before the Fund's registration statement became effective; (2) the Fund was not registered under the Investment Company Act of 1940 (the "1940 Act") during such peirods and therefore was not subject to certain investment restrictions imposed by the 1940 Act; and (3) if the Fund had been registered under the 1940 Act during such periods, performance may have been adversely affected.


                        GW&K GOVERNMENT SECURITIES FUND

        Comparision of the Change in Value since December 16, 1996* of a $10,000 Investment in the GW&K Government Securities Fund and the
                     Lehman 1-3 Year Government Bond Index.

--------------------------------------------------------------------------------
                                             Sept 99
                                             -------
GW&K Government Securities Fund              $11,710
Lehman 1-3 Year Government Bond Index        $11,685
--------------------------------------------------------------------------------
                        GW&K Government Securities Fund
                          Average Annual Total Return

                           1 Year    Since Inception
                            3.68%         5.82%

Past performance is not indicative of future performance.
--------------------------------------------------------------------------------

           *Initial public offering of shares was December 16, 1996.

THE GANNETT WELSH & KOTLER FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
SEPTEMBER 30, 1999
================================================================================
                                                                       GW&K
                                                       GW&K         Government
                                                      Equity        Securities
                                                       Fund            Fund
--------------------------------------------------------------------------------
ASSETS
Investments in securities:
   At amortized cost ...........................    $42,687,980    $ 29,332,772
                                                    ===========    ============
   At market value (Note 2) ....................    $60,774,518    $ 29,195,431
Cash ...........................................         37,951           2,181
Dividends and interest receivable ..............         57,937         294,344
Receivable for principal paydowns ..............             --         247,111
Receivable for capital shares sold .............          4,535          60,000
Receivable for securities sold .................        900,420              --
Organization expenses, net (Note 2) ............         14,517          14,517
Other assets ...................................         16,371          10,508
                                                    -----------    ------------
   TOTAL ASSETS ................................     61,806,249      29,824,092
                                                    -----------    ------------
LIABILITIES
Dividends payable to shareholders ..............             --          36,568
Payable for capital shares redeemed ............         10,600           5,500
Payable for securities purchased ...............        269,002              --
Payable to affiliates (Note 4) .................         69,565          30,543
Other accrued expenses and liabilities .........         16,228           9,568
                                                    -----------    ------------
   TOTAL LIABILITIES ...........................        365,395          82,179
                                                    -----------    ------------

NET ASSETS .....................................    $61,440,854    $ 29,741,913
                                                    ===========    ============
Net assets consist of:
Paid-in capital ................................    $41,746,636    $ 30,883,553
Accumulated net realized gains (losses)
   from security transactions ..................      1,607,680      (1,004,299)
Net unrealized appreciation (depreciation)
   on investments (Note 1) .....................     18,086,538        (137,341)
                                                    -----------    ------------
Net assets .....................................    $61,440,854    $ 29,741,913
                                                    ===========    ============
Shares of beneficial interest outstanding
   (unlimited number of shares authorized,
   no par value) ...............................      4,392,396       3,047,097
                                                    ===========    ============
Net asset value, offering price and
   redemption price per share (Note 1) .........    $     13.99    $       9.76
                                                    ===========    ============

See accompanying notes to financial statements.

THE GANNETT WELSH & KOTLER FUNDS
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED SEPTEMBER 30, 1999
================================================================================
                                                                        GW&K
                                                       GW&K          Government
                                                      Equity         Securities
                                                       Fund             Fund
--------------------------------------------------------------------------------
INVESTMENT INCOME
   Interest ...................................    $         --     $ 1,963,637
   Dividends ..................................         681,726          52,328
                                                   ------------     -----------
      TOTAL INVESTMENT INCOME .................         681,726       2,015,965
                                                   ------------     -----------
EXPENSES
   Investment advisory fees (Note 4) ..........         583,783         259,571
   Administration fees (Note 4) ...............          58,285          34,608
   Accounting services fees (Note 4) ..........          29,000          24,000
   Custodian fees .............................          30,689          17,367
   Pricing fees ...............................           1,066          36,214
   Professional fees ..........................          17,951          17,951
   Transfer agent fees (Note 4) ...............          12,000          12,000
   Insurance expense ..........................          14,354           9,193
   Trustees' fees and expenses ................          10,981          10,981
   Registration fees ..........................           8,312          10,247
   Reports to shareholders ....................           8,779           6,113
   Postage and supplies .......................           8,274           5,946
   Organization expenses (Note 2) .............           6,700           6,700
   Distribution expenses (Note 4) .............           1,554           1,204
                                                   ------------     -----------
      TOTAL EXPENSES ..........................         791,728         452,095
   Fees waived by the Adviser (Note 4) ........         (62,000)       (106,000)
                                                   ------------     -----------
      NET EXPENSES ............................         729,728         346,095
                                                   ------------     -----------

NET INVESTMENT INCOME (LOSS) ..................         (48,002)      1,669,870
                                                   ------------     -----------
REALIZED AND UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS
   Net realized gains (losses)
      from security transactions ..............       1,816,559         (89,284)
   Net change in unrealized appreciation/
      depreciation on investments .............      11,651,312        (306,966)
                                                   ------------     -----------
NET REALIZED AND UNREALIZED GAINS
   (LOSSES) ON INVESTMENTS ....................      13,467,871        (396,250)
                                                   ------------     -----------

NET INCREASE IN NET ASSETS FROM OPERATIONS ....    $ 13,419,869     $ 1,273,620
                                                   ============     ===========

See accompanying notes to financial statements.

THE GANNETT WELSH & KOTLER FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED SEPTEMBER 30, 1999 AND 1998
============================================================================================================================
                                                                         GW&K                              GW&K
                                                                      Equity Fund               Government Securities Fund
                                                             -----------------------------     -----------------------------
                                                                 Year             Year             Year             Year
                                                                Ended            Ended            Ended            Ended
                                                              Sept. 30,        Sept. 30,        Sept. 30,        Sept. 30,
                                                                 1999             1998             1999             1998
----------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income (loss) .........................    $    (48,002)    $    123,725     $  1,669,870     $  1,563,936
   Net realized gains (losses) from
      security transactions .............................       1,816,559        2,930,429          (89,284)         (31,710)
   Net change in unrealized appreciation/
      depreciation on investments .......................      11,651,312       (6,560,514)        (306,966)        (133,913)
                                                             ------------     ------------     ------------     ------------
Net increase (decrease) in net assets from operations ...      13,419,869       (3,506,360)       1,273,620        1,398,313
                                                             ------------     ------------     ------------     ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
   Dividends from net investment income .................         (77,789)        (140,544)      (1,669,870)      (1,563,936)
   Distributions in excess of net investment income .....              --               --         (748,688)        (134,858)
   Return of capital ....................................              --               --          (86,428)              --
   Distributions from net realized gains ................         (41,932)      (3,792,354)              --          (42,055)
                                                             ------------     ------------     ------------     ------------
Decrease in net assets from distributions to shareholders        (119,721)      (3,932,898)      (2,504,986)      (1,740,849)
                                                             ------------     ------------     ------------     ------------

FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold ............................       7,113,037       15,867,029        4,372,991       13,536,142
   Net asset value of shares issued in
      reinvestment of distributions to shareholders .....         118,604        3,902,989        2,059,395        1,393,399
   Payments for shares redeemed .........................      (6,274,588)      (2,493,861)     (10,771,178)      (4,129,661)
                                                             ------------     ------------     ------------     ------------
Net increase (decrease) in net assets from
   capital share transactions ...........................         957,053       17,276,157       (4,338,792)      10,799,880
                                                             ------------     ------------     ------------     ------------

TOTAL INCREASE (DECREASE) IN NET ASSETS .................      14,257,201        9,836,899       (5,570,158)      10,457,344

NET ASSETS
   Beginning of year ....................................      47,183,653       37,346,754       35,312,071       24,854,727
                                                             ------------     ------------     ------------     ------------
   End of year ..........................................    $ 61,440,854     $ 47,183,653     $ 29,741,913     $ 35,312,071
                                                             ============     ============     ============     ============

UNDISTRIBUTED NET INVESTMENT INCOME .....................    $         --     $     77,789     $         --     $    129,733

NUMBER OF SHARES
   Sold .................................................         525,932        1,290,520          440,081        1,330,599
   Reinvested ...........................................           8,938          354,791          206,831          136,897
   Redeemed .............................................        (469,830)        (206,950)      (1,089,713)        (406,243)
                                                             ------------     ------------     ------------     ------------
   Net increase (decrease) in shares outstanding ........          65,040        1,438,361         (442,801)       1,061,253
   Shares outstanding, beginning of year ................       4,327,356        2,888,995        3,489,898        2,428,645
                                                             ------------     ------------     ------------     ------------
   Shares outstanding, end of year ......................       4,392,396        4,327,356        3,047,097        3,489,898
                                                             ============     ============     ============     ============

See accompanying notes to financial statements.

THE GANNETT WELSH & KOTLER FUNDS
GW&K EQUITY FUND
FINANCIAL HIGHLIGHTS
============================================================================================================
                                                                     Year            Year          Period
                                                                    Ended           Ended           Ended
                                                                   Sept. 30,       Sept. 30,       Sept. 30,
                                                                     1999            1998           1997(A)
------------------------------------------------------------------------------------------------------------
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD:
   Net asset value at beginning of period ....................    $    10.90      $    12.93      $    10.00
                                                                  ----------      ----------      ----------
   Income (loss) from investment operations:
      Net investment income (loss) ...........................         (0.01)           0.03            0.03
      Net realized and unrealized gains (losses)
         on investments ......................................          3.13           (0.80)           2.90
                                                                  ----------      ----------      ----------
   Total from investment operations ..........................          3.12           (0.77)           2.93
                                                                  ----------      ----------      ----------
   Less distributions:
      Dividends from net investment income ...................         (0.02)          (0.04)             --
      Distributions from net realized gains ..................         (0.01)          (1.22)             --
                                                                  ----------      ----------      ----------
   Total distributions .......................................         (0.03)          (1.26)             --
                                                                  ----------      ----------      ----------

   Net asset value at end of period ..........................    $    13.99      $    10.90      $    12.93
                                                                  ==========      ==========      ==========

RATIOS AND SUPPLEMENTAL DATA:

   Total return ..............................................        28.62%          (5.99%)         29.30%(C)
                                                                  ==========      ==========      ==========

   Net assets at end of period (000's) .......................    $   61,441      $   47,184      $   37,347
                                                                  ==========      ==========      ==========

   Ratio of net expenses to average net assets(B) ............         1.25%           1.25%           1.25%(D)

   Ratio of net investment income (loss) to average net assets       (0.08)%           0.27%           0.43%(D)

   Portfolio turnover rate ...................................           28%             30%             13%(D)

(A) Represents the period from the initial public offering of shares (December 10, 1996) through September 30, 1997.

(B) Absent fee waivers by the Adviser, the ratios of expenses to average net assets would have been 1.36%, 1.41% and 1.51%(C) for the periods ended September 30, 1999, 1998 and 1997, respectively (Note 4).

(C)  Not annualized.

(D)  Annualized.

See accompanying notes to financial statements.

THE GANNETT WELSH & KOTLER FUNDS
GW&K GOVERNMENT SECURITIES FUND
FINANCIAL HIGHLIGHTS
============================================================================================================
                                                                     Year            Year          Period
                                                                    Ended           Ended           Ended
                                                                   Sept. 30,       Sept. 30,       Sept. 30,
                                                                     1999            1998           1997(A)
------------------------------------------------------------------------------------------------------------
Per share data for a share outstanding throughout each period:
   Net asset value at beginning of period ....................    $    10.12      $    10.23      $    10.00
                                                                  ----------      ----------      ----------
   Income from investment operations:
      Net investment income ..................................          0.45            0.56            0.50
      Net realized and unrealized gains (losses)
         on investments ......................................         (0.09)          (0.05)           0.23
                                                                  ----------      ----------      ----------
   Total from investment operations ..........................          0.36            0.51            0.73
                                                                  ----------      ----------      ----------
   Less distributions:
      Dividends from net investment income ...................         (0.45)          (0.56)          (0.50)
      Distributions in excess of net investment income .......         (0.24)          (0.04)             --
      Return of capital ......................................         (0.03)             --              --
      Distributions from net realized gains ..................            --           (0.02)             --
                                                                  ----------      ----------      ----------
   Total distributions .......................................         (0.72)          (0.62)          (0.50)
                                                                  ----------      ----------      ----------

   Net asset value at end of period ..........................    $     9.76      $    10.12      $    10.23
                                                                  ==========      ==========      ==========
Ratios and supplemental data:

   Total return ..............................................         3.68%           5.07%           7.50%(C)
                                                                  ==========      ==========      ==========

   Net assets at end of period (000's) .......................    $   29,742      $   35,312      $   24,855
                                                                  ==========      ==========      ==========

   Ratio of net expenses to average net assets(B) ............         1.00%           1.00%           0.97%(D)

   Ratio of net investment income to average net assets ......         6.62%           5.40%           6.19%(D)

   Portfolio turnover rate ...................................           27%             37%             44%(D)

(A) Represents the period from the initial public offering of shares (December 16, 1996) through September 30, 1997.

(B) Absent fee waivers by the Adviser, the ratios of expenses to average net assets would have been 1.31%, 1.36% and 1.47%(C) for the periods ended September 30, 1999, 1998 and 1997, respectively (Note 4).

(C)  Not annualized.

(D)  Annualized.

See accompanying notes to financial statements.

THE GANNETT WELSH & KOTLER FUNDS
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 1999
================================================================================

1.   ORGANIZATION
The GW&K Equity Fund and the GW&K Government Securities Fund (individually, a Fund, and collectively, the Funds) are each a diversified series of shares of The Gannett Welsh & Kotler Funds (the Trust). The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was established as a Massachusetts business trust under a Declaration of Trust dated April 24, 1996. The Declaration of Trust, as amended, permits the Trustees to issue an unlimited number of shares of each Fund.

The Trust commenced operations on October 17, 1996, when shares of each Fund were issued at $10.00 per share to affiliates of Gannett Welsh & Kotler, Inc., the Funds' investment adviser, in order to provide the initial capitalization of the Trust.

On December 10, 1996, the GW&K Equity Fund, prior to offering shares to the public, exchanged its shares for portfolio securities of GW&K Equity Fund, L.P. (the Partnership) as part of a tax-free reorganization of the Partnership. The GW&K Equity Fund acquired the securities of the Partnership at the Partnership's cost basis and holding periods, thus resulting in the acquisition of securities with unrealized appreciation of $6,218,882 as of December 10, 1996. Subsequent to the exchange transaction, the Fund began its initial public offering of shares.

The GW&K Government Securities Fund began its initial public offering of shares on December 16, 1996.

The GW&K Equity Fund seeks long-term total return, from a combination of capital growth and growth of income, by investing in a diversified portfolio of equity securities.

The GW&K Government Securities Fund seeks total return, through both income and capital appreciation. The Fund invests primarily in obligations issued or guaranteed as to principal and interest by the United States Government, its agencies or instrumentalities.

2.   SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of the Funds' significant accounting policies:

Security valuation - The Funds' portfolio securities are valued as of the close of business of the regular session of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time). U.S. Government obligations, mortgage-backed securities and municipal obligations are generally valued at their most recent bid prices as obtained from one or more of the major market makers for such securities or are valued by an independent pricing service based on estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Portfolio securities traded on stock exchanges or quoted by NASDAQ are valued at the closing sales price or, if not traded on a particular day, at the closing bid price. Securities traded in the over-the-counter market, and which are not quoted by NASDAQ, are valued at the last sales price, if available, otherwise, at the last quoted bid price. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures approved by and under the general supervision of the Board of Trustees.

Share valuation - The net asset value per share of each Fund is calculated daily by dividing the total value of each Fund's assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of each Fund is equal to the net asset value per share.

Investment income - Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Discounts and premiums on securities purchased are amortized in accordance with income tax regulations which approximate generally accepted accounting principles.

Distributions to shareholders - Dividends arising from net investment income are declared daily and paid on the last business day of each month to shareholders of the GW&K Government Securities Fund. Dividends arising from net investment income, if any, are declared and paid annually to shareholders of the GW&K Equity Fund. With respect to each Fund, net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. Income dividends and capital gain distributions are determined in accordance with income tax regulations.

Securities transactions - Security transactions are accounted for on the trade date. Securities sold are determined on a specific identification basis.

Securities traded on a to-be-announced basis - The GW&K Government Securities Fund occasionally trades portfolio securities on a to-be-announced (TBA) basis. In a TBA transaction, the Fund has committed to purchase securities for which all specific information is not yet known at the time of the trade, particularly the face amount in mortgage-backed securities transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other portfolio securities. When effecting such transactions, assets of a dollar amount sufficient to make payment for the portfolio securities to be purchased are placed in a segregated account on the trade date.

Organizational expenses - Expenses of organization, net of certain expenses paid by the Adviser, have been capitalized and are being amortized on a straight-line basis over five years.

Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax - It is each Fund's policy to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ending October 31) plus undistributed amounts from prior years.

The following information is based upon the federal income tax cost of portfolio investments as of September 30, 1999:

--------------------------------------------------------------------------------
                                                                       GW&K
                                                      GW&K          Government
                                                     Equity         Securities
                                                      Fund             Fund
--------------------------------------------------------------------------------
Gross unrealized appreciation ................    $ 20,179,875     $     77,005
Gross unrealized depreciation ................      (2,130,908)        (214,346)
                                                  ------------     ------------
Net unrealized appreciation (depreciation) ...    $ 18,048,967     $   (137,341)
                                                  ============     ============

Federal income tax cost ......................    $ 42,725,551     $ 29,332,772
                                                  ============     ============
--------------------------------------------------------------------------------

The difference between the federal income tax cost of portfolio investments and financial statement cost for the GW&K Equity Fund is due to certain timing differences in the recognition of capital losses under income tax regulations and generally accepted accounting principles.

As of September 30, 1999, the GW&K Government Securities Fund had capital loss carryforwards for federal income tax purposes of $915,015, none of which expire prior to September 30, 2006. In addition, the Fund elected to defer until its subsequent tax year $89,284 of net realized capital losses incurred after October 31, 1998. These capital loss carryforwards and "post-October" losses may be utilized in future years to offset net realized capital gains, if any, prior to distribution to shareholders.

Reclassification of capital accounts - As of September 30, 1999, the GW&K Equity Fund reclassified $48,002 of net investment loss to paid-in capital on the Statements of Assets and Liabilities. The GW&K Government Securities Fund reclassified $618,955 of distributions in excess of net investment income and $86,428 of return of capital to accumulated net realized losses from security transactions and paid-in capital, respectively. Such reclassifications, the result of permanent differences between financial statement and income tax reporting requirements, have no effect on each Fund's net assets or net asset value per share.

3.   INVESTMENT TRANSACTIONS
For the year ended September 30, 1999, cost of purchases and proceeds from sales and maturities of investment securities, other than short-term investments, amounted to $15,471,249 and $18,118,320, respectively, for the GW&K Equity Fund and $8,828,338 and $14,373,853, respectively, for the GW&K Government Securities Fund.

4.   TRANSACTIONS WITH AFFILIATES
The President and the Treasurer of the Trust are also principals of Gannett Welsh & Kotler, Inc. (the Adviser), the Trust's investment adviser. Certain other officers of the Trust are also officers of Countrywide Fund Services, Inc.
(CFS), the Trust's administrative services agent, shareholder servicing and transfer agent, and accounting services agent.

ADVISORY AGREEMENT
Each Fund's investments are managed by the Adviser pursuant to the terms of an Advisory Agreement. The GW&K Equity Fund and the GW&K Government Securities Fund each pay the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of 1.00% and 0.75%, respectively, of average daily net assets.

In order to reduce the operating expenses of the GW&K Equity Fund and the GW&K Government Securities Fund for the year ended September 30, 1999, the Adviser voluntarily waived advisory fees of $62,000 and $106,000, respectively.

ADMINISTRATION AGREEMENT
Under the terms of an Administration Agreement, CFS supplies executive and regulatory services, supervises the preparation of tax returns, and coordinates the preparation of reports to shareholders and reports to and filings with the Securities and Exchange Commission and state securities authorities. For these services, CFS receives a monthly fee from each Fund at the annual rate of 0.10% on each Fund's respective average daily net assets up to $100 million; 0.075% on such net assets from $100 million to $200 million; and 0.05% on such net assets in excess of $200 million, subject to a $1,000 minimum monthly fee from each Fund.

TRANSFER AGENT AGREEMENT
Under the terms of a Transfer, Dividend Disbursing, Shareholder Service and Plan Agency Agreement, CFS maintains the records for each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of each Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For these services, CFS receives a monthly fee at an annual rate of $17 per shareholder account from the GW&K Equity Fund and $21 per shareholder account from the GW&K Government Securities Fund, subject to a $1,000 minimum monthly fee for each Fund. In addition, each Fund pays CFS out-of-pocket expenses including, but not limited to, postage and supplies.

ACCOUNTING SERVICES AGREEMENT
Under the terms of an Accounting Services Agreement, CFS calculates the daily net asset value per share and maintains the financial books and records of each Fund. For these services, CFS receives a monthly fee, based on current asset levels, of $2,500 and $2,000 from the GW&K Equity Fund and the GW&K Government Securities Fund, respectively. In addition, each Fund pays CFS certain out-of-pocket expenses incurred by CFS in obtaining valuations of such Fund's portfolio securities.

PLAN OF DISTRIBUTION
The Trust has a Plan of Distribution (the Plan) under which each Fund may directly incur or reimburse the Adviser for expenses related to the distribution and promotion of capital shares. The annual limitation for payment of such expenses under the Plan is 0.25% of the average daily net assets of each Fund.

5.   FEDERAL TAX INFORMATION FOR SHAREHOLDERS (UNAUDITED)
On December 31, 1998, the GW&K Equity Fund declared and paid a long-term capital gain distribution of $0.0098 per share. In January of 1999, shareholders were provided with Form 1099-DIV which reported the amounts and tax status of capital gain distributions paid during calendar year 1998.

GW&K EQUITY FUND
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1999
================================================================================
                                                                      Market
    Shares      COMMON STOCKS - 90.4%                                  Value
--------------------------------------------------------------------------------
                BASIC MATERIALS - 3.3%
    32,000      Ionics, Inc.* ...................................  $  1,036,000
    77,000      Universal Forest Products, Inc. .................     1,005,813
                                                                   ------------
                                                                   $  2,041,813
                                                                   ------------
                CONSUMER, CYCLICAL - 14.2%
    12,100      AutoNation, Inc.* ...............................  $    152,006
                100,000 DeVry, Inc.* ............................     2,000,000
    90,000      Extended Stay America, Inc.* ....................       810,000
    31,000      Insight Communications Company, Inc.* ...........       887,375
    27,000      May Department Stores Company ...................       983,812
    15,000      MediaOne Group, Inc.* ...........................     1,024,688
    59,000      Provant, Inc.* ..................................       951,375
    85,000      Standard-Pacific Corp. ..........................       871,250
    49,000      Staples, Inc.* ..................................     1,068,813
                                                                   ------------
                                                                   $  8,749,319
                                                                   ------------
                CONSUMER, NON-CYCLICAL - 11.5%
    17,000      Merck & Co., Inc. ...............................  $  1,101,812
    39,000      NCO Group, Inc.* ................................     1,833,000
    42,000      Panamerican Beverages, Inc. .....................       695,625
    32,000      PepsiCo, Inc. ...................................       968,000
    22,500      Pfizer, Inc. ....................................       808,594
    74,000      Service Corporation International ...............       781,625
    33,000      Sunrise Assisted Living, Inc.* ..................       876,563
                                                                   ------------
                                                                   $  7,065,219
                                                                   ------------
                ENERGY - 9.3%
    35,972      AES Corp.* ......................................  $  2,122,348
    40,000      Noble Affiliates, Inc. ..........................     1,160,000
    58,000      Questar Corp. ...................................     1,051,250
    23,000      Royal Dutch Petroleum Company ...................     1,358,437
                                                                   ------------
                                                                   $  5,692,035
                                                                   ------------
                FINANCIAL SERVICES - 11.7%
    29,000      Bank of New York Company, Inc. ..................  $    969,687
    80,000      Berkshire Realty Company, Inc. ..................       960,000
    32,000      Boston Properties, Inc. .........................       982,000
    63,000      Capital One Financial Corp. .....................     2,457,000
    27,000      Citigroup, Inc. .................................     1,188,000
    13,000      MBIA, Inc. ......................................       606,125
                                                                   ------------
                                                                   $  7,162,812
                                                                   ------------
                INDUSTRIAL - 7.1%
    10,000      General Electric Company ........................  $  1,185,625
    18,000      General Motors Corp. - Class H ..................     1,030,500
    12,500      Tyco International, Ltd. ........................     1,290,625
    40,425      United Rentals, Inc.* ...........................       879,243
                                                                   ------------
                                                                   $  4,385,993
                                                                   ------------

GW&K EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
                                                                      Market
    Shares      COMMON STOCKS - 90.4% (Continued)                      Value
--------------------------------------------------------------------------------
                TECHNOLOGY - 24.6%
    45,000      Cognex Corp.* ...................................  $  1,358,438
    23,000      Dell Computer Corp.* ............................       961,688
    18,000      EMC Corp.* ......................................     1,285,875
    17,000      Lucent Technologies, Inc. .......................     1,102,875
   102,000      Mastech Corp.* ..................................     1,377,000
    54,000      Oracle Corp.* ...................................     2,457,000
    70,000      SDL, Inc.* ......................................     5,341,875
    30,000      Xerox Corp. .....................................     1,258,125
                                                                   ------------
                                                                   $ 15,142,876
                                                                   ------------
                UTILITIES - 8.7%
    44,000      Enron Corp. .....................................  $  1,815,000
    34,000      MCI WorldCom, Inc.* .............................     2,443,750
    40,000      Reliant Energy, Inc. ............................     1,082,500
                                                                   ------------
                                                                   $  5,341,250
                                                                   ------------

                TOTAL COMMON STOCKS (Cost $37,494,779) ..........  $ 55,581,317
                                                                   ------------

================================================================================
                                                                      Market
    Shares      CASH EQUIVALENTS - 8.5%                                Value
--------------------------------------------------------------------------------
 5,193,201      Merrimac Cash Fund - Institutional Class
                (Cost $5,193,201) ...............................  $  5,193,201
                                                                   ------------

                TOTAL INVESTMENT SECURITIES - 98.9%
                (Cost $42,687,980) ..............................  $ 60,774,518

                OTHER ASSETS IN EXCESS OF LIABILITIES - 1.1% ....       666,336
                                                                   ------------

                NET ASSETS - 100.0% .............................  $ 61,440,854
                                                                   ============

*    Non-income producing security.

See accompanying notes to financial statements.

GW&K GOVERNMENT SECURITIES FUND
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1999
================================================================================
    Par                                                               Market
   Value        MORTGAGE-BACKED SECURITIES - 91.3%                     Value
--------------------------------------------------------------------------------
                FEDERAL HOME LOAN MORTGAGE CORPORATION - 37.7%
$   170,201     7.50%, 02/01/22 .................................  $    172,393
    166,360     8.00%, 11/01/10 .................................       169,288
    803,438     8.50%, 03/01/08 thru 09/01/17 ...................       832,115
    807,102     8.75%, 10/01/08 thru 10/01/17 ...................       837,891
    799,327     9.00%, 06/01/08 thru 06/01/21 ...................       836,019
  1,398,139     9.25%, 10/01/08 thru 12/01/10 ...................     1,472,643
    710,333     9.50%, 03/01/09 thru 02/01/21 ...................       756,092
  1,810,874     9.75%, 04/01/08 thru 02/01/18 ...................     1,928,495
    980,331     10.00%, 01/01/01 thru 11/01/20 ..................     1,060,447
  1,307,967     10.25%, 04/01/09 thru 09/01/12 ..................     1,403,552
    319,543     10.50%, 06/01/00 thru 10/01/19 ..................       349,490
    367,953     10.75%, 07/01/10 thru 04/01/11 ..................       398,974
    101,835     11.00%, 12/01/00 thru 01/01/19 ..................       110,191
    391,332     11.25%, 09/01/09 thru 11/01/13 ..................       427,951
    152,792     11.50%, 09/01/11 thru 06/01/19 ..................       170,200
     27,003     11.75%, 02/01/11 thru 07/01/13 ..................        29,873
     99,159     12.50%, 01/01/10 thru 05/01/15 ..................       111,330
    122,283     13.50%, 01/01/11 ................................       138,081
-----------                                                        ------------
$10,535,972     TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION ....  $ 11,205,025
-----------     (Amortized Cost $11,252,163)                       ------------

                FEDERAL NATIONAL MORTGAGE ASSOCIATION - 30.9%
$   291,026     7.50%, 02/01/14 .................................  $    288,916
    224,026     8.00%, 08/01/19 .................................       229,721
  1,005,683     8.50%, 12/01/08 thru 03/01/22 ...................     1,042,752
    538,631     8.75%, 08/01/07 thru 08/01/17 ...................       560,380
    729,506     9.00%, 06/01/10 thru 09/01/21 ...................       759,587
    165,658     9.25%, 12/01/15 .................................       175,518
    374,372     9.50%, 02/01/11 thru 07/01/17 ...................       400,184
    325,392     9.75%, 03/01/06 thru 02/01/19 ...................       345,263
  1,837,907     10.00%, 11/01/00 thru 02/01/21 ..................     1,971,143
     41,570     10.25%, 05/01/09 thru 03/01/16 ..................        45,248
    357,993     10.50%, 08/01/00 thru 09/01/20 ..................       391,213
     68,115     10.75%, 09/01/09 thru 03/01/14 ..................        75,262
    197,093     11.00%, 10/01/11 thru 07/01/15 ..................       214,969
     13,601     11.25%, 10/01/15 ................................        15,229
    188,346     11.50%, 05/01/19 ................................       212,034
    213,991     11.75%, 04/01/12 thru 02/01/14 ..................       242,297
  1,971,923     12.00%, 03/01/13 thru 10/01/15 ..................     2,217,093
     15,291     12.25%, 05/01/10 thru 07/01/13 ..................        17,372
-----------                                                        ------------
$ 8,560,124     TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION .....  $  9,204,181
-----------     (Amortized Cost $9,277,713)                        ------------

GW&K GOVERNMENT SECURITIES FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
    Par                                                               Market
   Value        MORTGAGE-BACKED SECURITIES - 91.3% (Continued)         Value
--------------------------------------------------------------------------------
                GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 21.2%
$   402,166     7.00%, 05/15/23 .................................  $    396,950
    194,373     8.75%, 11/15/08 .................................       204,438
    414,401     9.00%, 11/15/19 thru 06/15/21 ...................       437,905
    100,487     9.25%, 09/15/09 .................................       107,178
    910,754     9.50%, 06/15/09 thru 08/20/19 ...................       979,334
      1,357     9.75%, 12/15/00 thru 01/15/01 ...................         1,378
  2,294,290     10.00%, 10/15/00 thru 10/15/21 ..................     2,509,137
      4,011     10.25%, 12/15/00 thru 02/15/01 ..................         4,078
    540,485     10.50%, 02/20/05 thru 10/20/19 ..................       598,319
    422,495     11.00%, 12/15/09 thru 02/15/16 ..................       469,313
      1,965     11.25%, 04/15/01 ................................         2,016
    235,187     11.50%, 01/20/13 thru 08/20/19 ..................       266,700
    163,740     11.75%, 05/15/04 thru 08/15/13 ..................       184,717
     15,388     12.00%, 08/15/13 thru 09/15/14 ..................        17,723
    109,028     13.00%, 01/15/11 thru 01/15/15 ..................       126,773
-----------                                                        ------------
$ 5,810,127     TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION ..  $  6,305,959
-----------     (Amortized Cost $6,296,713)                        ------------

                OTHER MORTGAGE-BACKED SECURITIES - 1.5%
$    34,862     Arkansas Development Finance Authority
                REMIC #93-C, 8.20%, 02/15/14 ....................  $     35,123
    395,000     Delta Funding Home Equity Loan Trust #96-1-A7,
-----------     7.95%, 06/25/27 .................................       396,234
                                                                   ------------
$   429,862     TOTAL OTHER MORTGAGE-BACKED SECURITIES ..........  $    431,357
-----------     (Amortized Cost $455,995)                          ------------

$25,336,085     TOTAL MORTGAGE-BACKED SECURITIES ................  $ 27,146,522
===========     (Amortized Cost $27,282,584)                       ============

================================================================================
    Par                                                               Market
   Value        MUNICIPAL OBLIGATIONS - 1.9%                           Value
--------------------------------------------------------------------------------
$   300,000     Texas St. HFA SFM Rev. Bond, 8.05%, 12/01/01 ....  $    310,143
    250,000     Mississippi Housing Rev. Bond, 9.15%, 09/15/14 ..       261,748
-----------                                                        ------------
$   550,000     TOTAL MUNICIPAL OBLIGATIONS .....................  $    571,891
===========     (Amortized Cost $573,170)                          ------------

GW&K GOVERNMENT SECURITIES FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
                                                                      Market
  Shares        CASH EQUIVALENTS - 5.0%                                Value
--------------------------------------------------------------------------------
  1,477,018     Merrimac Cash Fund - Institutional Class
                (Cost $1,477,018)................................  $  1,477,018
                                                                   ------------

                TOTAL INVESTMENTS SECURITIES - 98.2%
                (Cost $29,332,772) ..............................  $ 29,195,431

                OTHER ASSETS IN EXCESS OF LIABILITIES - 1.8% ....       546,482
                                                                   ------------

                NET ASSETS - 100.0% .............................  $ 29,741,913
                                                                   ============

See accompanying notes to financial statements.

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
================================================================================

Arthus Andersen LLP                                              [LOGO]

To the Shareholders and Board of Trustees of The Gannett, Welsh & Kotler Funds:

We have audited the statements of assets and liabilities, including the portfolios of investments, of The Gannett, Welsh & Kotler Funds (a Massachusetts business trust) (comprising, respectively, the GW&K Government Securities Fund and the GW&K Equity Fund), as of September 30, 1999, and the related statements of operations, the statements of changes in net assets, and the financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting The Gannett, Welsh & Kotler Funds as of September 30, 1999, the results of their operations, the changes in their net assets, and the financial highlights for the periods indicated thereon, in conformity with generally accepted accounting principles.

/s/ Arthur Andersen LLP

Cincinnati, Ohio,
October 27, 1999

22